Exhibit 21
                           ORGANIZATIONAL CHART OF THE
                LINCOLN NATIONAL INSURANCE HOLDING COMPANY SYSTEM

All the members of the holding company system are corporations, with the exception of, Delaware Distributors, L.P and Founders CBO, L.P.


|                                |
| Lincoln National Corporation   |
|  Indiana - Holding Company     |
  |
  |--| Lincoln National Management Corporation     |
  |  |  100% - Pennsylvania - Management Company   |
  |
  |--| City Financial Partners Ltd.                |
  |  |  100% - England/Wales - Distribution of life|
  |  |  assurance & pension products               |
  |
  |--| LNC Administrative Services Corporation        |
  |  | 100% - Indiana - Third Party Administrator     |
  |
  |--|Lincoln National Financial Institutions Group, Inc.|
  |  |(fka The Richard Leahy Corporation)                |
  |  |  100% - Indiana - Insurance Agency                |
  |          |
  |          |--| The Financial Alternative, Inc. |
  |          |  | 100% - Utah- Insurance Agency   |
  |          |
  |          |--| Financial Alternative Resources, Inc. |
  |          |  | 100% - Kansas - Insurance Agency      |
  |          |
  |          |--| Financial Choices, Inc.                 |
  |          |  | 100% - Pennsylvania - Insurance Agency  |
  |          |
  |          |  | Financial Investment Services, Inc.           |
  |          |--| (formerly Financial Services Department, Inc.)|
  |          |  | 100% - Indiana - Insurance Agency             |
  |          |
  |          |  | Financial Investments, Inc.             |
  |          |--| (formerly Insurance Alternatives, Inc.) |
  |          |  | 100% - Indiana - Insurance Agency       |
  |          |
  |          |--| The Financial Resources Department, Inc.  |
  |          |  | 100% - Michigan - Insurance Agency        |
  |          |
  |          |--| Investment Alternatives, Inc.           |
  |          |  | 100% - Pennsylvania - Insurance Agency  |
  |          |
  |          |--| The Investment Center, Inc.          |
  |          |  | 100% - Tennessee - Insurance Agency  |
  |          |
  |          |--| The Investment Group, Inc.           |
  |          |  | 100% - New Jersey - Insurance Agency |

|                               |
| Lincoln National Corporation  |
|  Indiana - Holding Company    |
  |
  |--|Lincoln National Financial Institutions Group, Inc.|
  |  |(fka The Richard Leahy Corporation)                |
  |  |  100% - Indiana - Insurance Agency                |
  |          |
  |          |--| Personal Financial Resources, Inc. |
  |          |  | 100% - Arizona - Insurance Agency  |
  |          |
  |          |--| Personal Investment Services, Inc.     |
  |             | 100% - Pennsylvania - Insurance Agency |
  |
  |--| LincAm Properties, Inc.                   |
  |  |  50% - Delaware - Real Estate Investment  |
  |
  |  | Lincoln Life and Annuity Distributors, Inc.  |
  |--| (formerly Lincoln Financial Group, Inc.)     |
  |  |  100% - Indiana - Insurance Agency           |
  |          |
  |          |--| Lincoln Financial Advisors Corporation |
  |          |  | (formerly LNC Equity Sales Corporation)|
  |          |  |  100% - Indiana - Broker-Dealer        |
  |          |
  |          |  |Corporate agencies:  Lincoln Life and Annuity Distributors,  |
  |          |  | Inc. ("LLAD")has subsidiaries of which LLAD owns from       |
  |          |  | 80%-100% of the common stock (see Attachment #1).  These    |
  |          |  | subsidiaries serve as the corporate agency offices for the  |
  |          |  | marketing and servicing of products of The Lincoln National |
  |          |  | Life Insurance Company.  Each subsidiary's assets are less
                  than 1%of the total assets of the ultimate controlling
                  person.             |
                 -------------------------------------------------------------
  |          |
                 ------------------------------------------------
  |          |--| Professional Financial Planning, Inc.          |
  |             |  100% - Indiana - Financial Planning Services  |
                 ------------------------------------------------
  |
      ---------------------------------------
  |--| Lincoln Life Improved Housing, Inc.   |
  |  |  100% - Indiana                       |
      ---------------------------------------
  |
  |
      -----------------------------------------------
  |--| Lincoln National (China) Inc.                 |
  |  | 100% - Indiana - China Representative Office  |
      -----------------------------------------------
  |
  |
      ---------------------------------------------
  |--| Lincoln National Intermediaries, Inc.       |
  |  |  100% - Indiana - Reinsurance Intermediary  |
      ---------------------------------------------
  |
      --------------------------------------------------
  |__| Lincoln National Investments, Inc.               |
  |  | (fka Lincoln National Investment Companies, Inc.)|
  |  | 100% - Indiana - Holding Company                 |
      --------------------------------------------------
  |   |
          --------------------------------------------
  |   |--| Lincoln National Investment Companies, Inc.|
  |   |  |(fka Lincoln National Investments, Inc.)    |
  |   |  | 100% - Indiana - Holding Company           |
          --------------------------------------------

|                               |
| Lincoln National Corporation  |
|  Indiana - Holding Company    |
  |
  |--| Lincoln National Investments, Inc.               |
  |  | (fka Lincoln National Investment Companies, Inc.)|
  |  | 100% - Indiana - Holding Company                 |
  |   |
  |   |--| Lincoln National Investment Companies, Inc.|
  |   |  |(fka Lincoln National Investments, Inc.)    |
  |   |  | 100% - Indiana - Holding Company           |
  |   |        |
  |   |        |--|Delaware Management Holdings, Inc.|
  |   |        |  | 100% - Delaware - Holding Company|
  |   |        |    |
  |   |        |    |--| DMH Corp.                         |
  |   |        |    |  | 100% - Delaware - Holding Company |
  |   |        |       |   ----------------------------------------
  |   |        |       |--| Delaware International Advisers Ltd.   |
  |   |                |  | 81.1% - England - Investment Advisor   |
                           ----------------------------------------
  |   |
                        --------------------------------------
  |   |             |--| Delaware Management Trust Company    |
  |   |             |  | 100% - Pennsylvania - Trust Service  |
                        --------------------------------------
  |   |        |          |
                             -------------------------------------------------
  |   |        |          -- | Delaware International Holdings, Ltd.         |
  |   |        |          |  | 100% - Bermuda - Investment Advisor           |
                             -------------------------------------------------
  |   |        |                |
  |
                                   ------------------------------------
  |   |        |    |           |--| Delaware International Advisers, Ltd.|
  |   |        |    |              | 18.9% - England - Investment Advisor |
                                   --------------------------------------
  |   |        |    |
                            -------------------------------------------------
  |   |        |         |__| Delvoy, Inc.                                    |
  |   |        |         |  | 100% - Minnesota - Holding Company              |
                            -------------------------------------------------
  |   |        |         |    |
                                 ---------------------------------------
  |   |        |              |--| Delaware Management Company, Inc.     |
  |   |        |    |         |  | 100% - Delaware - Investment Advisor  |
                                 ---------------------------------------
  |   |        |    |    |      |
                                    -------------------------------------------
  |   |        |    |    |      |--| Delaware Distributors, L.P.
                    |    |      |  |98%-Delaware-MutualFund Distributor &
                                    Broker/Dealer   |
  |   |        |    |    |      |  | 1% Equity-Delaware Capital Management, Inc
                                   | 1% Equity-Delaware Distributors, Inc.    |
                                   ------------------------------------------
  |   |        |    |    |      |  -------------------------------------
  |   |        |    |    |      |--| Founders Holdings, Inc.   |
  |   |        |    |    |      |  | 100% - Delaware - General Partner  |
                                   ------------------------------------
  |   |        |         |      |     |
                                      -----------------------------------------
  |   |        |    |    |      |     |--| Founders CBO, L.P.                 |
  |   |        |    |    |      |        | 1% - Delaware-Investment Partnership
  |   |        |    |    |      |        | 99% held by outside investors      |
                                       ----------------------------------------
  |   |        |    |    |      |          |
                                             ----------------------------------
  |   |        |         |      |          |--|Founders CBO Corporation
  |   |        |         |                    |100%-Delaware-Co-Issuer with
                                               Founders CBO |
                                             ----------------------------------

|                                |
| Lincoln National Corporation   |
|  Indiana - Holding Company     |
  |
  |--| Lincoln National Investments, Inc.               |
  |  | (fka Lincoln National Investment Companies, Inc.)|
  |  | 100% - Indiana - Holding Company                 |
  |   |
  |   |--| Lincoln National Investment Companies, Inc.|
  |   |  |(fka Lincoln National Investments, Inc.)    |
  |   |  | 100% - Indiana - Holding Company           |
  |   |        |
  |   |        |--|Delaware Management Holdings, Inc.|
  |   |        |  | 100% - Delaware - Holding Company|
  |   |        |       |
  |   |        |       |--| DMH Corp.                         |
  |   |        |       |  | 100% - Delaware - Holding Company |
  |   |        |            |
  |   |        |            |__| Delvoy, Inc.                      |
  |   |        |               | 100% - Minnesota - Holding Company|
  |   |        |               |
                                  ------------------------------------
  |   |        |               |--| Delaware Distributors, Inc.        |
  |   |        |                  | 100% - Delaware - General Partner  |
                                  ------------------------------------
  |   |                              |
                                        ---------------------------------------
  |   |        |                     |--| Delaware Distributors, L.P.
  |   |        |                     |  |98%-Delaware-Mutual Fund Distributor &
                                         Broker/Dealer         |
  |   |        |                        |1% Equity-Delaware Capital Management,
                                         Inc.|
  |   |        |                        |1% Equity-Delaware Distributors, Inc.
                                        ---------------------------------------
  |   |        |                |
                                   ---------------------------------------
  |   |        |                --| Delaware Capital Management, Inc.   |
  |   |        |               |  |(formerly Delaware Investment
                                    Counselors, Inc.)|
  |   |        |               |  | 100% - Delaware - Investment Advisor|
                                   ---------------------------------------
  |   |        |                     |   |
                                            -----------------------------------
  |   |        |                     |   |--| Delaware Distributors, L.P.
                                     |   |  | 98%-Delaware-Mutual Fund
                                              Distributor & Broker/Dealer     |
  |   |        |                     |   |  | 1% Equity-Delaware Capital
                                              Management, Inc.      |
  |   |        |                     |   |  | 1%Equity-Delaware Distributors,
                                              Inc.
                                            -----------------------------------
                                  ---------------------------------------------
  |   |        |         |    |--| Delaware Service Company, Inc.
  |   |        |         |    |  | 100%-Delaware-Shareholder Services & Transfe
                                   Agent |
                                  ---------------------------------------------
  |   |        |         |         |
                                      -----------------------------------------
  |   |        |         |         |__| Delaware Investment & Retirement
                                        Services,Inc. |
  |   |        |         |         |  | 100% - Delaware - Registered Transfer
                                        Agent|
                                      -----------------------------------------
  |   |        |
                   -----------------------------------------
  |   |        |--| Lynch & Mayer, Inc.                     |
  |   |        |  | 100% - Indiana - Investment Adviser     |
                    --------------------------------------
  |   |        |      |
                          ----------------------------------------
  |   |        |      |--| Lynch & Mayer Securities Corp.         |
  |   |        |         | 100% - Delaware - Securities Broker   |
                          ---------------------------------------
  |   |        |
                   ----------------------------------------------------
  |   |        |  | Vantage Global Advisors, Inc.                      |
  |   |        |--| (formerly Modern Portfolio Theory Associates, Inc.)|
  |   |        |  |  100% - Delaware - Investment Adviser              |
                   ----------------------------------------------------

|                                |
| Lincoln National Corporation   |
|  Indiana - Holding Company     |
  |
  |--| Lincoln National Investments, Inc.               |
  |  | (fka Lincoln National Investment Companies, Inc.)|
  |  | 100% - Indiana - Holding Company                 |
  |   |
  |   |  | Lincoln Investment Management, Inc.                       |
  |   |--| (formerly Lincoln National Investment Management Company) |
  |   |  | 100% - Illinois - Mutual Fund Manager and                 |
  |   |  | Registered Investment Adviser                             |
  |
  |--| The Lincoln National Life Insurance Company   |
  |  |  100% - Indiana                               |
  |  |
  |  |--|AnnuityNet, Inc.                                  |
  |  |  | 100% - Indiana - Distribution of annuity products|
  |     |
  |     |--| AnnuityNet Insurance Agency, Inc.   |
  |     |  | 100% - Indiana - Insurance Agency   |
  |  |
  |  |--|Lincoln National Insurance Associates, Inc.|
  |     |  (fka Cigna Associates, Inc.)              |
  |  |  | 100% - Connecticut - Insurance Agency     |
  |        |  -------------------------------------------------------
  |        |--|Lincoln National Insurance Associates of Alabama, Inc.  |
  |        |  | 100% - Alabama - Insurance Agency                      |
              -------------------------------------------------------
              ----------------------------------------------------------
  |   |    |  |Lincoln National Insurance Associates of Massachusetts, Inc.|
  |   |    |  |(formerly Cigna Associates of Massachusetts, Inc.)          |
  |   |    |--| 100% - Massachusetts - Insurance Agency                    |
              -------------------------------------------------------------
  |          |
         -------------------------------------------
  |   |--|Sagemark Consulting, Inc.                  |
  |   |  | (fka Cigna Financial Advisors, Inc.)      |
  |   |  | 100% - Connecticut - Broker Dealer        |
         -------------------------------------------
  |   |
         -------------------------------------------
  |   |--| First Penn-Pacific Life Insurance Company |
  |   |  | 100%  - Indiana                           |
         -------------------------------------------
  |   |
         -----------------------------------------------
  |   |--| Lincoln Life & Annuity Company of New York    |
  |   |  |  100% - New York                              |
         -----------------------------------------------
  |   |
         ------------------------------------------------
  |   |--| Lincoln National Aggressive Growth Fund, Inc.  |
  |   |  | 100% - Maryland - Mutual Fund                  |
         ------------------------------------------------
  |   |
         -----------------------------------
  |   |--| Lincoln National Bond Fund, Inc.  |
  |   |  |  100% - Maryland - Mutual Fund    |
         -----------------------------------
  |   |
         --------------------------------------------------
  |   |--| Lincoln National Capital Appreciation Fund, Inc. |
  |   |  | 100% - Maryland - Mutual Fund                    |
         --------------------------------------------------
  |   |
         --------------------------------------------
  |   |--| Lincoln National Equity-Income Fund, Inc.  |
  |   |  | 100% - Maryland - Mutual Fund              |
         --------------------------------------------
  |   |
         ------------------------------------------------------
  |   |  | Lincoln National Global Asset Allocation Fund, Inc.  |
  |   |--| (formerly Lincoln National Putnam Master Fund, Inc.) |
  |   |  |  100% - Maryland - Mutual Fund                       |
          ------------------------------------------------------

| Lincoln National Corporation   |
|  Indiana - Holding Company     |
  |
  |--| The Lincoln National Life Insurance Company   |
  |  |  100% - Indiana                               |
  |          |
  |          |  | Lincoln National Growth and Income Fund, Inc.  |
  |          |--| (formerly Lincoln National Growth Fund, Inc.)  |
  |          |  |  100% - Maryland - Mutual Fund                 |
  |          |   --------------------------------------------------------
  |          |--| Lincoln National Health & Casualty Insurance Company   |
  |          |  |  100% - Indiana                                        |
                 --------------------------------------------------------
  |                |
                       -----------------------------------------------
  |                |--| Lincoln Re, S.A.                              |
  |                |  | 1% Argentina - General Business Corp          |
  |                |  | (Remaining 99% owned by Lincoln National      |
  |                |  |   Reassurance Company)                        |
                       -----------------------------------------------
  |          |
                 -------------------------------------------
  |          |--| Lincoln National International Fund, Inc. |
  |          |  | 100% - Maryland - Mutual Fund             |
                 -------------------------------------------
  |          |
                 ---------------------------------------
  |          |--| Lincoln National Managed Fund, Inc.   |
  |          |  |  100% - Maryland - Mutual Fund        |
                 ---------------------------------------
  |          |
                 --------------------------------------------
  |          |--| Lincoln National Money Market Fund, Inc.   |
  |          |  |  100% - Maryland - Mutual Fund             |
                 --------------------------------------------
  |          |
                 -----------------------------------------------
  |          |--|  Lincoln National Social Awareness Fund, Inc. |
  |          |  |  100% - Maryland - Mutual Fund                |
                 -----------------------------------------------
  |          |
                 -----------------------------------------------------
  |          |--| Lincoln National Special Opportunities Fund, Inc.   |
  |          |  |  100% - Maryland - Mutual Fund                      |
                 -----------------------------------------------------
  |          |
                  ------------------------------------------------------
  |          |--| Lincoln National Reassurance Company                 |
  |             | 100% - Indiana - Life Insurance                      |
                  ------------------------------------------------------
  |                |
                       -----------------------------------------------
  |                |--| Lincoln Re, S.A.                              |
  |                |  | 99% Argentina - General Business Corp         |
  |                |  | (Remaining 1% owned by Lincoln National Health|
  |                |  | & Casualty Insurance Company)                 |
                       -----------------------------------------------
  |                |
                       -----------------------------------------------
  |                |--| Special Pooled Risk Administrators, Inc.      |
  |                   | 100% - New Jersey - Catastrophe Reinsurance   |
  |                   |  Pool Administrator                           |
                       -----------------------------------------------
  |
      ---------------------------------------------------------
  |--| Lincoln National Management Services, Inc.              |
  |  |  100% - Indiana - Underwriting and Management Services  |
      ---------------------------------------------------------
  |
      ---------------------------------------
  |--| Lincoln National Realty Corporation   |
  |  |  100% - Indiana - Real Estate         |
      ---------------------------------------
  |
      -----------------------------------------------------------
  |--| Lincoln National Reinsurance Company (Barbados) Limited   |
  |  |  100% - Barbados                                          |
      -----------------------------------------------------------
  |
      -----------------------------------------------
  |--| Lincoln National Reinsurance Company Limited |
  |  | (formerly Heritage Reinsurance, Ltd.)        |
  |  | 100% ** - Bermuda                            |
      ----------------------------------------------

| Lincoln National Corporation   |
|  Indiana - Holding Company     |
  |
  |--| Lincoln National Reinsurance Company Limited |
  |  | (formerly Heritage Reinsurance, Ltd.)        |
  |  | 100% ** - Bermuda                            |
  |           |   ----------------------------------------------------------
  |           |  | Lincoln National Underwriting Services, Ltd.            |
  |           |--| 90% - England/Wales - Life/Accident/Health Underwriter  |
  |           |     | (Remaining 10% owned by Old Fort Ins. Co. Ltd.)      |
                   ---------------------------------------------------------
  |           |
                  --------------------------------------------------------
  |           |  | Servicios de Evaluacion de Riesgos, S. de R.L. de C.V. |
  |           |--| 51% - Mexico - Reinsurance Underwriter                 |
  |              | (Remaining 49% owned by Lincoln National Corp.)        |
                  --------------------------------------------------------
  |
  |--| Lincoln National Risk Management, Inc.      |
  |  |  100% - Indiana - Risk Management Services  |
  |
  |--| Lincoln National Structured Settlement, Inc.   |
  |  |  100% - New Jersey                             |
  |
  |--| Lincoln National (UK) PLC               |
  |  |  100% - England/Wales - Holding Company |
  |          |
  |          |--| Allied Westminster & Company Limited                  |
  |          |  | (formerly One Olympic Way Financial Services Limited) |
  |          |  | 100% - England/Wales - Sales Services                 |
  |          |
  |          |--| Culverin Property Services Limited                     |
  |          |  |  100% - England/Wales - Property Development Services  |
  |          |
  |          |--| HUTM Limited                                            |
  |          |  | 100% - England/Wales - Unit Trust Management (Inactive) |
  |          |
  |          |--| ILI Supplies Limited                       |
  |          |  |  100% - England/Wales - Computer Leasing   |
  |          |  |
  |          |--| Lincoln Financial Advisers Limited             |
  |          |  | (formerly: Laurentian Financial Advisers Ltd.) |
  |          |  | 100% - England/Wales - Sales Company           |
  |          |
  |          |--| Lincoln Financial Group PLC                      |
  |          |  | (formerly: Laurentian Financial Group PLC)       |
  |          |  | 100% - England/Wales - Holding Company           |
  |          |     |
  |          |     |--| Lincoln ISA Management Limited                     |
  |          |     |  | (formerly Lincoln Unit Trust Management Limited;   |
  |          |     |  |  Laurentian Unit Trust Management Limited)         |
  |          |     |  | 100% - England/Wales - Unit Trust Management       |

| Lincoln National Corporation   |
|  Indiana - Holding Company     |
  |
  |--| Lincoln National (UK) PLC               |
  |  |  100% - England/Wales - Holding Company |
  |      |   --------------------------------------------------
  |      |--| Lincoln Financial Group PLC                      |
  |      |  | (formerly: Laurentian Financial Group PLC)       |
  |      |  | 100% - England/Wales - Holding Company           |
             --------------------------------------------------
  |      |     |
                   ---------------------------------------
  |      |     |--| Lincoln Milldon Limited               |
  |      |     |  |(formerly: Laurentian Milldon Limited) |
  |      |     |  | 100% - England/Wales - Sales Company  |
                   ---------------------------------------
  |      |     |
                   -----------------------------------------------------------
  |      |     |--| Laurtrust Limited                                         |
  |      |        | 100% - England/Wales - Pension Scheme Trustee (Inactive)  |
                   -----------------------------------------------------------
  |      |     |
                   --------------------------------------------------
  |      |     |--| Lincoln Management Services Limited              |
  |      |     |  |(formerly: Laurentian Management Services Limited)|
  |      |     |  | 100% - England/Wales - Management Services       |
                   --------------------------------------------------
  |      |     |     |
                         ------------------------------------------------
  |      |     |     |--|Laurit Limited                                  |
  |      |     |     |  |100% - England/Wales - Data Processing Systems  |
                         ------------------------------------------------
  |      |
             -------------------------------------------------------
  |      |--| Liberty Life Pension Trustee Company Limited           |
  |      |  | 100% - England/Wales - Corporate Pension Fund (Dormat) |
             --------------------------------------------------------
  |      |
            ----------------------------------------------------------
  |      |--| LN Management Limited                                    |
  |      |  |  100% - England/Wales - Administrative Services (Dormat) |
            ----------------------------------------------------------
  |      |        |
                     -----------------------------------
  |      |        |--| UK Mortgage Securities Limited |
  |      |           | 100% - England/Wales - Inactive|
                     -----------------------------------
  |      |
             ------------------------------------------
  |      |--| Liberty Press Limited                    |
  |      |  | 100% - England/Wales - Printing Services |
             ------------------------------------------

| Lincoln National Corporation   |
|  Indiana - Holding Company     |
  |
  |--| Lincoln National (UK) PLC               |
  |  |  100% - England/Wales - Holding Company |
  |          |   ----------------------------------------------
  |          |--| Lincoln General Insurance Co. Ltd.           |
  |          |  | 100% - Accident & Health Insurance           |
                 ----------------------------------------------
  |          |
                 --------------------------------------------
  |          |--|Lincoln Assurance Limited                   |
  |          |  |  100% ** - England/Wales - Life Assurance  |
                 --------------------------------------------
  |          |     |     |
                             ---------------------------------------------
  |          |     |     |--|Barnwood Property Group Limited              |
  |          |     |     |  |100% - England/Wales - Property Management Co|
                             ---------------------------------------------
  |          |     |     |     |
                                  -----------------------------------------
  |          |     |     |     |--| Barnwood Developments Limited            |
  |          |     |     |     |  | 100% England/Wales - Property Development|
                                  ------------------------------------------
  |          |     |     |     |
                                  --------------------------------------------
  |          |     |     |     |--| Barnwood Properties Limited             |
  |          |     |     |     |  | 100% - England/Wales - Property Investment
                                  ------------------------------------------
  |          |     |     |
                            ---------------------------------------------------
  |          |           |--|IMPCO Properties G.B. Ltd.                       |
  |          |     |     |  |100% - England/Wales - Property Investment
                             (Inactive) |
                            ---------------------------------------------------
  |          |     |
                       ----------------------------------------------------
  |                |--| Lincoln Insurance Services Limited                 |
  |          |     |  | 100% - Holding Company                             |
                       ----------------------------------------------------
  |          |     |  |
                         ---------------------------------
  |          |        |--| British National Life Sales Ltd.|
  |          |        |  | 100% - Inactive                 |
                         ---------------------------------
  |          |        |
                         ------------------------------------------------------
  |          |        |--| BNL Trustees Limited                               |
  |          |        |  | 100% - England/Wales - Corporate Pension Fund
                          (Inactive) |
                         ------------------------------------------------------
  |          |        |
                        -------------------------------------
  |          |        --| Chapel Ash Financial Services Ltd.  |
  |          |          | 100% - Direct Insurance Sales       |
                        -------------------------------------

|                                |
| Lincoln National Corporation   |
|  Indiana - Holding Company     |
  |
  |
  |--| Lincoln National (UK) PLC               |
  |  |  100% - England/Wales - Holding Company |
  |      |  |
  |      |--| Lincoln Unit Trust Managers Limited          |
  |      |  | 100% - England/Wales - Investment Management |
  |      |
  |      |--| LIV Limited (formerly Lincoln Investment Management Ltd.)|
  |      |  |  100% - England/Wales - Investment Management Services   |
  |      |    |
  |      |    |--| CL CR Management Ltd.                         |
  |      |       | 50% - England/Wales - Administrative Services |
  |      |
  |      |--| Lincoln Independent Limited                               |
  |      |  |(formerly: Laurentian Independent Financial Planning Ltd.) |
  |      |  | 100% - England/Wales - Independent Financial Adviser      |
  |      |  |
  |      |--| Lincoln Investment Management Limited        |
  |      |  |(formerly: Laurentian Fund Management Ltd.)   |
  |      |  | 100% - England/Wales - Investment Management |
  |      |
  |      |--| LN Securities Limited                    |
  |      |  |  100% - England/Wales - Nominee Company  |
  |      |
  |      |--|  Niloda Limited                             |
  |         |   100% - England/Wales - Investment Company |
  |      |
  |      |--| Lincoln National Training Services Limited       |
  |      |  | 100% - England/Wales - Training Company          |
  |      |
  |      |--| Lincoln Pension Trustees Limited                |
  |      |  |  100% - England/Wales - Corporate Pension Fund  |
  |      |
  |      |--| Lincoln Independent (Jersey) Limited             |
  |      |  | (formerly Lincoln National (Jersey) Limited)     |
  |      |  | 100% - England/Wales - Dormat                    |
  |      |
  |      |--| Lincoln National(Guernsey) Limited             |
  |      |  |  100% - England/Wales - Dormat                  |
  |      |
  |      |--| Lincoln SBP Trustee Limited                     |
  |      |  |  100% - England/Wales                           |

|                                |
| Lincoln National Corporation   |
|  Indiana - Holding Company     |
  |
  |  | Linsco Reinsurance Company                      |
  |--| (formerly Lincoln National Reinsurance Company) |
  |  |  100% - Indiana - Property/Casualty             |
  |
  |
  |--| Old Fort Insurance Company, Ltd.   |
  |  |  100% ** - Bermuda                 |
  |          |
  |          |  | Lincoln National Underwriting Services, Ltd.           |
  |          |--| 10% - England/Wales - Life/Accident/Health Underwriter |
  |             | (Remaining 90% owned by Lincoln Natl. Reinsurance Co.) |
  |          |
  |          |  | Solutions Holdings, Inc.                          |
  |          |--| 100% - Delaware - General Business Corporation    |
  |          |      |
  |          |      |--|Solutions Reinsurance Limited           |
  |          |      |  | 100% - Bermuda - Class III Insurance Co|
  |
  |  | Seguros Serfin Lincoln, S.A.                             |
  |--|  49% - Mexico - Insurance                                |
  |
  |  | Servicios de Evaluacion de Riesgos, S. de R.L. de C.V.   |
  |--|  49% - Mexico - Reinsurance Underwriter                  |
  |  |  (Remaining 51% owned by Lincoln Natl. Reinsurance Co.)  |
  |
  |--| Underwriters & Management Services, Inc.   |
     |  100% - Indiana - Underwriting Services    |